EXHIBIT 99.1


     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the filing of the Quarterly Report on Form 10-QSB for the quarter ended March 31, 2002, (the "Report") by Chopin Venture Group, Inc., the undersigned hereby certifies that:

1.   The Report complies in all material respects with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Registrant.


Dated:  September 20, 2002

                                   /s/ Daryl Desjardins
                                   -------------------------------
                                   Name: Daryl Desjardins
                                   Title:  Chief Executive Officer


                                   /s/ Daryl Desjardins
                                   -------------------------------
                                   Name: Daryl Desjardins
                                   Title:  Chief Financial Officer